                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       LTC HEALTHCARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                              LTC HEALTHCARE, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 25, 1999

    Our 1999 annual meeting of stockholders will be held on Tuesday, May 25, 1999, at 2:00 p.m., local time, at the Silverado Room of the Marriott Residence Inn, Oxnard, California 93030, for the following purposes:

    (1) To elect a board of four directors for the ensuing year or until the election and qualification of their respective successors;

    (2) To transact such other business as may properly come before the meeting.

    Only stockholders whose names appear of record on our books at the close of business on MARCH 31, 1999 are entitled to notice of, and to vote at, such annual meeting or any adjournments of such annual meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                                  [LOGO]

                                          James J. Pieczynski
                                          President and Chief Financial Officer

Oxnard, California
April 23, 1999

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

                              LTC HEALTHCARE, INC.
                            ------------------------

                                PROXY STATEMENT

SOLICITATION

    This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on May 25, 1999 and at any and all adjournments of our annual meeting. The approximate date on which this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be sent to our stockholders is April 23, 1999.

VOTING RIGHTS

    On March 31, 1999, the record date for the determination of stockholders entitled to notice of, and to vote at, our annual meeting, we had 2,709,382 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters properly brought before the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the annual meeting.

VOTING OF PROXIES

    Shares of common stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as Directors.

    Our management and Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein; no stockholder proposals were received by us within a reasonable time prior to the date of this proxy statement. Other business may properly come before the annual meeting, and in that event, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

REVOCABILITY OF PROXY

    The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Corporate Secretary that the proxy is revoked, by delivering to us a later-dated proxy executed by the person executing the prior proxy, or by attending the annual meeting and voting in person.

    Our principal executive offices are located at 300 Esplanade Drive, Suite 1860, Oxnard, California, 93030.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    At the annual meeting, four directors will be elected to hold office until the 2000 annual meeting of stockholders and, in each case, until their respective successors have been duly elected and qualified.

    The nominees for election as directors at the annual meeting are Andre C. Dimitriadis, James J. Pieczynski, Steven Stuart and Bary G. Bailey, each of whom is presently serving as a director of our company. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2000 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

    If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of common stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

                        DIRECTORS AND EXECUTIVE OFFICERS

    This table shows information concerning our directors and executive officers. Each executive officer is elected by the directors, serves at the pleasure of the Board of Directors and holds office until a successor is elected or until resignation or removal. The information concerning our directors and executive officers is given as of March 31, 1999.

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------

Andre C. Dimitriadis.................................          58   Chairman, Chief Executive Officer and Director

James J. Pieczynski..................................          36   President, Chief Financial Officer and Director

Christopher T. Ishikawa..............................          35   Senior Vice President and Chief Investment Officer

Steven Stuart........................................          35   Director

Bary G. Bailey.......................................          40   Director

    Andre C. Dimitriadis has been the Chairman, Chief Executive Officer and Director of our company since its formation in 1998. Mr Dimitriadis founded LTC Properties, Inc. in 1992 and has been its Chairman and Chief Executive officer since its inception. Mr. Dimitriadis is also a member of the board of Magellan Health Services.

    James J. Pieczynski has been the President, Chief Financial Officer and Director of our company since its formation in 1998. He has served as President and Director of LTC Properties since September 1997 and Chief Financial Officer of LTC Properties since May 1994. From May 1994 to September 1997, he also served as Senior Vice President of LTC Properties. He joined LTC Properties in December 1993 as Vice President and Treasurer.

    Christopher T. Ishikawa has been the Senior Vice President and Chief Investment Officer of our company since its formation in 1998. He has served as Senior Vice President and Chief Investment Officer of LTC Properties since September 1997. Prior to that, he served as Vice President and Treasurer of LTC Properties since April 1995. Prior to joining LTC Properties, he was employed by MetroBank from December 1991 to March 1995, where he served as First Vice President and Controller.

    Steven Stuart has recently formed a private investment fund and advisory business focused on the commercial real estate market. Prior to that he was employed as a Director in the real estate finance group of Deutsche Morgan Grenfell (a subsidiary of Deutsche Bank), an investment banking firm, from January 1997 until December 1998. From 1986 to 1997, Mr. Stuart was employed by Goldman, Sachs & Co. where he focused on capital markets activities relating to real estate.

    Bary G. Bailey is Executive Vice President, Finance of Premier, Inc. (formerly American Healthcare Systems). Prior to joining American Healthcare Systems in July 1995, Mr. Bailey was employed by American Medical International, Inc., an owner/operator of hospitals, from 1987 to 1995.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    During 1998, the Board of Directors met three times and each of the incumbent directors attended 100% of the total number of meetings of the Board of Directors and committees on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee. There is no standing Nominating Committee.

    The Audit Committee is comprised of Messrs. Stuart and Bailey. The Audit Committee held no meetings during 1998. The Audit Committee is authorized to select and recommend to the Board of Directors the independent auditors to serve us for the ensuing year, review with the independent accountants the scope and results of the audit, review management's evaluation of our system of internal controls, and review non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. To ensure independence of the audit, the Audit Committee consults separately and jointly with the independent accountants and management.

    The Compensation Committee is comprised of Messrs. Stuart and Bailey. The Compensation Committee held one meeting during 1998. The Compensation Committee is responsible for the administration of our 1998 Equity Participation Plan and is authorized to determine the options and restricted stock to be granted under such plans and the terms and provisions of such options. We contract with LTC Properties to provide administrative and management services. Since it is LTC Properties' responsibility to employ and compensate all of our officers and employees under an administrative services agreement, our Compensation Committee currently has no responsibilities with respect to reviewing and approving the compensation of our executive officers or determining our general compensation policies.

    Each director, excluding Mr. Dimitriadis and Mr. Pieczynski, receives a fee of $10,000 per year for services as a director plus $500 for attendance in person at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors does not meet. In addition, we reimburse the directors for travel expenses incurred in connection with their duties as directors of our company. Since our company was formed during 1998, Messrs. Stuart and Bailey received a partial fee of $5,000 each for serving on our board during 1998. Directors participate in our 1998 Equity Participation Plan under which the Compensation Committee may grant nonqualified stock options or restricted shares to directors from time-to-time. In May 1998, Messrs. Stuart and Bailey were each granted nonqualified stock options to purchase 10,000 shares of our common stock at a purchase price of $4.69 per share. In November 1998, the 10,000 options granted in May 1998 to Messrs. Stuart and Bailey were re-priced from $4.69 per share to $2.50 per share and Messrs. Stuart and Bailey were each granted an additional 10,000 options at a purchase price of $2.50 per share. The options vest in equal installments on May 19, 1999, May 19, 2000 and May 19, 2001. No restricted shares were granted to any directors during 1998.

REQUIRED VOTE AND RECOMMENDATIONS

    The affirmative vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of directors as set forth in this Proposal 1. For purposes of this Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES SET FORTH IN
                                  PROPOSAL 1.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

    The following table shows information as of March 31, 1999 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to own beneficially more than 5% of our common shares based on copies received by us of the most recent Schedule 13D or 13G filings with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (2) each director, (3) each executive officer and (4) the directors and executive officers as a group.

                                                                                 SHARES BENEFICIALLY OWNED
                                                                       ---------------------------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                                   COMMON STOCK (1)(2)(3)  PERCENT OF CLASS (3)
---------------------------------------------------------------------  ----------------------  ---------------------

LTC PROPERTIES, INC..................................................           264,900(4)                 9.8%
  300 Esplanade, Suite 1860
  Oxnard, CA 93030

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA..........................           283,316(5)                10.5%
  751 Broad Street
  Newark, NJ 07102

FRANKLIN RESOURCES, INC..............................................           184,222(6)                 6.8%
  777 Mariners Island Blvd.
  San Mateo, CA 94404

ANDRE C. DIMITRIADIS.................................................           150,374                    5.5%

JAMES J. PIECZYNSKI..................................................            88,879                    3.3%

CHRISTOPHER T. ISHIKAWA..............................................            19,863                      *

STEVEN STUART........................................................             6,666                      *

BARY G. BAILEY.......................................................             6,666                      *

All directors and executive officers as a group (5 persons)..........           272,448                    9.8%

------------------------

*   Less than 1%

(1) Except as otherwise noted below, all shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.

(2) Includes the following options to acquire shares of our common stock that are exercisable at March 31, 1999 or within 60 days of March 31, 1999: Mr Dimitriadis--25,000, Mr. Pieczynski--18,667, Mr. Ishikawa--12,334, Mr. Stuart--6,666 and Mr. Bailey--6,666, all directors and officers as a group (5 persons)--69,333.

(3) For purposes of computing the percentages, the number of shares outstanding includes shares that may be acquired upon exercise of stock options that are exercisable within 60 days of March 31, 1999.

(4) Based solely upon information contained in a Schedule 13D/A provided to us, LTC Properties, Inc. had sole voting and dispositive power with respect to 264,900 shares.

(5) Based solely upon information contained in a Schedule 13G provided to us, The Prudential Insurance Company of America had sole voting and dispositive power with respect to 51,220 shares and shared voting and dispositive power with respect to 232,096 shares.

(6) Based solely upon information contained in a Schedule 13G provided to us, Templeton Global Advisors Limited had sole voting and sole dispositive power with respect to 143,300 shares; Templeton Investment Management Limited had sole voting and sole dispositive power with respect to 36,750 shares; and Templeton Investment Counsel, Inc. had sole voting and sole dispositive power with respect to 4,172 shares.

                             EXECUTIVE COMPENSATION

    This table shows the compensation paid by us to our Chief Executive Officer and our other three most highly paid executive officers for the period ended December 31, 1998.

                                                                                                           LONG TERM
                                                                                                          COMPENSATION
                                                                                                          -----------
                                                                                                          SECURITIES
                      NAME &                                                                   OTHER      UNDERLYING
                PRINCIPAL POSITION                    YEAR      SALARY (1)       BONUS     COMPENSATION   OPTIONS (#)
--------------------------------------------------  ---------  -------------  -----------  -------------  -----------
Andre C. Dimitriadis..............................       1998    $      --     $      --     $      --        75,000
Chairman & Chief Executive Officer

James J. Pieczynski...............................       1998           --            --            --        56,000
President & Chief Financial Officer

Christopher T. Ishikawa...........................       1998           --            --            --        37,000
Senior Vice President & Chief Investment Officer

Pamela J. Privett (2).............................       1998           --            --            --        37,000
Senior Vice President & General Counsel

                                                       OTHER LONG
                      NAME &                         TERM INCENTIVE
                PRINCIPAL POSITION                       AWARDS
--------------------------------------------------  -----------------
Andre C. Dimitriadis..............................      $      --
Chairman & Chief Executive Officer
James J. Pieczynski...............................             --
President & Chief Financial Officer
Christopher T. Ishikawa...........................             --
Senior Vice President & Chief Investment Officer
Pamela J. Privett (2).............................             --
Senior Vice President & General Counsel

------------------------

(1) All of our executive officers are also employees of LTC Properties. LTC Properties provides management and administrative services to us under an administrative services agreement. For services received under the administrative services agreement, we pay LTC Properties a monthly fee based on salaries as well as certain other overhead expenses paid by LTC Properties. During 1998, LTC Properties charged us an administrative fee of approximately $350,000. Since all of our executive officers provide services to us under the administrative services agreement, their salaries are determined solely by LTC Properties and are paid by LTC Properties.

(2) Effective February 26, 1999, Ms. Privett resigned from our employment and from the employment of LTC Properties.

   AGGREGATED OPTION EXERCISES IN 1998 AND OPTION VALUES AT DECEMBER 31, 1998

    This table shows the number of stock options granted during the period ended December 31, 1998 to each of our executive officers and the value of unexercised options held as of December 31, 1998.

                                                                                            POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED RATES
                                                                                               OF STOCK PRICE
                          NUMBER OF       PERCENT OF                                          APPRECIATION FOR
                         SECURITIES      TOTAL OPTIONS     EXERCISE OR                          OPTION TERM
                         UNDERLYING       GRANTED TO       BASE PRICE       EXPIRATION     ----------------------
        NAME           OPTIONS GRANTED     EMPLOYEES      PER SHARE (2)        DATE          5% (1)     10% (1)
---------------------  ---------------  ---------------  ---------------  ---------------  ----------  ----------
Andre C.
  Dimitriadis........        75,000             25.3%       $    2.50        May 19, 2008  $  117,750  $  298,500
James J.
  Pieczynski.........        56,000             18.9%       $    2.50        May 19, 2008      87,920     222,800
Christopher T.
  Ishikawa...........        37,000             12.5%       $    2.50        May 19, 2008      58,090     147,260
Pamela J. Privett....        37,000             12.5%       $    2.50        May 19, 2008      58,090     147,260

------------------------

(1) An assumed annual rate of appreciation of 5% would result in the price of our common stock increasing to $4.07 at the expiration date of the options. An assumed annual rate of appreciation of 10% would result in the price of our common stock increasing to $6.48 at the expiration date of the options.

(2) In May 1998, Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett were granted options to purchase 40,000, 35,000, 22,500 and 22,500 shares, respectively, of our common stock at a purchase price of $4.69 per share. In November 1998, the options granted in May 1998 to Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett were re-priced from $4.69 per share to $2.50 per share and Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett were granted an additional 35,000, 21,000, 14,500 and 14,500 options, respectively, at a purchase price of $2.50 per share. The options vest in equal installments on May 19, 1999, May 19, 2000 and May 19, 2001.

    During 1998, no options were exercised by any of our executive officers. This table shows the number of stock options held by each of our executive officers as of December 31, 1998 and the value of their unexercised options based on our closing stock price on December 31, 1998.

                                                                           SECURITIES UNDERLYING
                                                                                UNEXERCISED               VALUE OF
                                                                        OPTIONS AT DECEMBER 31, 1998     UNEXERCISED
                                            SHARES                                                         OPTIONS
                                          ACQUIRED ON        VALUE     ------------------------------  ---------------
                NAME                       EXERCISE        REALIZED      EXERCISABLE    UNEXERCISABLE    EXERCISABLE
-------------------------------------  -----------------  -----------  ---------------  -------------  ---------------
Andre C. Dimitriadis.................             --       $      --             --          75,000              --
James J. Pieczynski..................             --              --             --          56,000              --
Christopher T. Ishikawa..............             --              --             --          37,000              --
Pamela J. Privett....................             --              --             --          37,000              --


                NAME                   UNEXERCISABLE
-------------------------------------  -------------
Andre C. Dimitriadis.................    $   9,375
James J. Pieczynski..................        7,000
Christopher T. Ishikawa..............        4,625
Pamela J. Privett....................        4,625

CERTAIN TRANSACTIONS

    TRANSACTIONS WITH LTC PROPERTIES, INC.--During 1998, LTC Properties acquired 40,002 shares of our non-voting common stock and a receivable from us of $21,396,000 under an unsecured line of credit provided by LTC Properties for $2,001,000 in cash and the contribution of certain assets and liabilities with a net book value of $29,619,000. Subsequent to the contribution of the above assets and liabilities by LTC Properties to us, we obtained mortgage financing of $17,400,000 from a third-party lender on four unencumbered properties. We utilized the proceeds from the mortgage debt and cash on hand to repay borrowings of $17,668,000 under the unsecured line of credit provided by LTC Properties. During 1998, we borrowed an additional $12,800,000 under the unsecured line of credit provided by LTC Properties.

    On September 30, 1998, the 40,002 shares of our non-voting common stock held by LTC Properties were converted into 3,335,882 shares of our voting common stock. Concurrently, LTC Properties completed the spin-off of all our voting common stock through a taxable dividend distribution to the holders of its common stock, Series C Convertible Preferred Stock and convertible subordinated debentures. One share of our common stock was distributed to each holder of LTC Properties' common stock, Series C Preferred Stock and subordinated debentures for each ten shares of LTC Properties' common stock owned and for each ten shares of LTC Properties' common stock that would have been issued upon conversion of the subordinated debentures and Series C Preferred Stock. For book purposes, the net assets and liabilities transferred to us by LTC Properties were transferred at their book value of approximately $10,224,000. The distribution was a taxable dividend distribution and accordingly, for tax purposes, the net assets and liabilities were transferred at their net fair market value of approximately $15,650,000 ($4.69 per share of our common stock).

    Upon completion of the distribution, we began operating as a separate public company. Messrs. Dimitriadis and Pieczynski serve as members of the Board of Directors of LTC Properties.

    We have entered into various agreements with LTC Properties which, among other things, provide for a sharing of corporate overhead under an administrative services agreement. During 1998, LTC Properties charged us an administrative services fee of approximately $350,000. In addition, LTC Properties provided us with a $20,000,000 unsecured line of credit that bears interest at 10% and matures in March 2008. As of December 31, 1998 approximately $16,528,000 was outstanding under the line of credit. During 1998, we recorded interest expense related to the unsecured line of credit of $711,000.

    During 1998, we purchased for investment purposes 194,100 shares of LTC Properties common stock for an aggregate cost of approximately $3,308,000. We acquired all of the shares of LTC Properties common stock in the open market subsequent to their distribution of their investment in us.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no "interlocks" (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation and Option Committee of the Board of Directors, and this Committee consists entirely of independent, non-employee directors.

                    COMPENSATION AND OPTION COMMITTEE REPORT

    The compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

    The compensation committee is comprised of Messrs. Stuart and Bailey. The compensation committee is responsible for the administration of our 1998 Equity Participation Plan and is authorized to determine the options and restricted stock to be granted under such plans and the terms and provisions of such grants. We contract with LTC Properties to provide administrative and management services. Since it is LTC Properties' responsibility to employ and compensate all officers and employees under the administrative services agreement, the compensation committee currently has no responsibilities with respect to reviewing and approving the compensation of our executive officers or determining our general compensation policies.

    Effective May 19, 1998, we adopted the 1998 Equity Participation Plan under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted stock, deferred stock and dividend equivalents. We reserved 500,000 shares of common stock for issuance under the Equity Participation Plan which is administered by the compensation committee which sets the terms and provisions of the awards granted. Incentive stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may only be awarded to officers and other full-time employees to promote our long-term performance of and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to us. Currently, the plans have no pre-set formula or criteria for determining the number of options that may be granted. The compensation committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on our overall performance and the individual performance of our executive officers.

    During 1998, in connection with and prior to the spin-off of our company by LTC Properties to its common stockholders, debenture holders and holders of its Series C Convertible Preferred Stock, Messrs. Dimitriadis, Pieczynski, Ishikawa and Ms. Privett were granted 40,000, 35,000, 22,500 and 22,500 options, respectively, to acquire shares of our common stock. In November 1998, Messrs. Dimitriadis, Pieczynski, Ishikawa and Ms. Privett received an additional grant of 35,000, 21,000, 14,500 and 14,500 options, respectively. The options vest in equal installments on May 19, 1999, May 19, 2000 and May 19, 2001.

April 23, 1999

                                          Compensation Committee
                                          Steven Stuart, Chair
                                          Bary G. Bailey

Re: LTC Healthcare

                            STOCK PERFORMANCE GRAPH

    This graph compares the cumulative total stockholder return on our common stock from the date we began operating as a publicly traded company (September 30, 1998) to December 31, 1998 with the cumulative stockholder total return of
(1) the Standard & Poor's 500 Stock Index and (2) the Russell 2000 Index. The comparison assumes $100 was invested on September 30, 1998 in our common stock and in each of the foregoing indices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     LTC      STANDARD & POOR'S   RUSSELL 2000

                  Healthcare     500 Stock Index         Index
September 1998          $100                $100          $100
October 1998             $51                $105          $104
November 1998            $61                $114          $109
December 1998            $56                $118          $116

    The stock performance depicted in the above graph is not necessarily indicative of future performance. The stock performance graph and compensation committee report shall not be deemed incorporated by reference into any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission and the Pacific Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

    To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all directors, executive officers and persons who beneficially own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP audited our financial statements for the year ended December 31, 1998 and have been our auditors since our organization in March 1998. The directors have selected the firm of Ernst & Young LLP as our independent accountants for the fiscal year ending December 31, 1999. A representative of Ernst & Young LLP is expected to be present at the May 25, 1999 Annual Meeting and will have an opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                         FOR NEXT YEAR'S ANNUAL MEETING

    The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for our annual meeting. For a proposal to be considered for inclusion in next year's proxy statement, it must be received by us no later than December 24, 1999.

                                 OTHER MATTERS

    The cost of the solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors and officers, without receiving any additional compensation, may solicit proxies personally, by telephone or telegraph. We will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of common shares and will reimburse them for their expenses in doing so. We have retained the services of Corporate Investor Communications, Inc. for a fee of $4,500 plus out-of-pocket expenses, to assist in the solicitation of proxies.

    Our Annual Report to Stockholders, including our audited financial statements for the year ended December 31, 1998, is being mailed herewith to all stockholders of record. WE WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY, AT 300 ESPLANADE DRIVE SUITE 1860, OXNARD, CA 93030.

    ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                                  [LOGO]

                                          James J. Pieczynski
                                          President and Chief Financial Officer

Oxnard, California
April 23, 1999

                           LTC HEALTHCARE, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /


                                                For      Withheld      For All
                                                All         All        Except

1.   ELECTION OF DIRECTORS Nominees:
     Andre C. Dimitriadis, James J. Pieczynski,
     Steven Stuart, and Bary G. Bailey.         / /         / /          / /


                                                -------------------------------
                                                Nominee Exception

In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted "FOR" all nominees listed under Item (1).


                                       Dated:                  , 1999
                                             ------------------

                                       Signature(s)
                                                    --------------------------
                                       ---------------------------------------
                                       IMPORTANT: PLEASE SIGN YOUR NAME
                                       EXACTLY AS IT APPEARS HEREON. WHEN
                                       SIGNING AS AN ATTORNEY, EXECUTOR,
                                       ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                       ADD SUCH TITLE IN YOUR SIGNATURE.
                                       NOTE: IF YOU RECEIVE MORE THAN ONE
                                       PROXY CARD, PLEASE DATE AND SIGN EACH
                                       CARD AND RETURN ALL PROXY CARDS IN THE
                                       ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
                     -     FOLD AND DETACH HERE     -

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                   PROMPTLY USING THE ENCLOSED ENVELOPE.

                           LTC HEALTHCARE, INC.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 25, 1999

     The undersigned hereby appoints: Andre C. Dimitriadis and James J. Pieczynski, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Healthcare, Inc. to be held at the Marriott Residence Inn, Oxnard, California, on Tuesday, May 25, 1999 at 2:00 P.M.
(PDT), or any adjournments or postponements thereof, as designated below, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.